Exhibit 4.1 Specimen Stock Certificate

             NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF

                                     Nevada

                NUMBER                                    SHARES
       ------------------------                  -------------------------
      (                        )                (                         )
      (                        )                (                         )
      (                        )                (                         )
       ------------------------                  -------------------------
                                                   CUSIP NO. 44860F 10 3

                               HYBRID FUELS, INC.

           AUTHORIZED COMMON STOCK 50,000,000 SHARES * PAR VALUE 5801


THIS  CERTIFIES  THAT

                                    SPECIMEN
                                      ONLY

IS  THE  RECORD  HOLDER  OF


                    Shares of HYBRID FUELS, INC. Common Stock

Transferable on the books of the Corporation in the person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                HYBRID FUELS, INC.
                                    CORPORATE
_________________________________     SEAL      ___________________________
             SECRETARY                                  PRESIDENT
                                     NEVADA


NOT VALID UNLESS COUNTERSIGNED                    Countersigned
       BY TRANSFER AGENT          Standard Registrar & Transfer Company, Inc.
                                   12328 South 1840 East * Dimox, Utah 64028
                                              By:__________________________
                                                   Authorized Signature



All restricted stock issued by the Company is endorsed with the following legend:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AS AMENDED, HAVING BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO REDISTRIBUTE. THEY MAY NOT BE SOLD OR OFFERED FOR IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER THE SECURITIES ACT
OF 1933 AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND AN EXEMPTION FROM THE SECURITIES ACT OF 1933 AS AMENDED, IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN THE ALTERNATIVE THAT SUCH SHARES MAY BE SOLD UNDER RULE 144 AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES.